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Exhibit 10.217

COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS

        THIS COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS (this "Assignment") has been executed and delivered as of September 27, 2004, by and between Pinnacle Health Resources, a California corporation ("Assignor"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender"), with reference to the following facts:

RECITALS

        A.    Assignor is a party to certain documents pursuant to which, among other things, Assignor acquired or will acquire the non-medical assets of APAC Medical Group, Inc., a California professional corporation and StarCare Medical Group, Inc., a California professional corporation (each a "Professional Corporation" and collectively, the "Professional Corporations"), and provides management services to the Professional Corporation.

        B.    Pursuant to that certain Loan and Security Agreement, dated on or about the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender has agreed to extend credit and other financial accommodations to Assignor and/or certain of Assignor's affiliates, and Assignor and the other Credit Parties (as defined therein and including, without limitation, the Professional Corporations) have agreed to guarantee the payment and performance of all of the Obligations (as defined therein) and to grant to Lender security interests in the Collateral (as defined therein) to secure payment and performance of all of the Obligations.

        C.    Assignor has agreed to execute and deliver this Assignment to Lender in order to supplement the terms of the Loan Agreement with respect to the Transaction Documents (as hereinafter defined).

        D.    Assignor acknowledges that Lender would not enter into the Loan Agreement absent Assignor's agreements hereunder.

AGREEMENT

        In consideration of the premises and the mutual agreements herein set forth, Assignor and Lender hereby agree as follows:

        1.    Defined Terms.    All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

        2.    Assignment.    As additional security for the Obligations, Assignor hereby collaterally assigns and transfers to Lender, and acknowledges that, pursuant to the Loan Agreement, Assignor has granted to Lender a security interest in:

          2.1    Transaction Documents.    All of Assignor's right, title and interest in and to the documents set forth on Exhibit A attached hereto (collectively, the "Transaction Documents").

          2.2    Rights and Remedies.    All of the rights, benefits, remedies, privileges and claims of Assignor with respect to the Transaction Documents (collectively, the "Rights And Remedies"), including, without limitation, (i) all rights to monies or payments owing to Assignor under the Transaction Documents, and any and all security therefor and for all other obligations owing to Assignor thereunder, (ii) any right that Assignor may have to indemnification under the Transaction Documents, (iii) all Rights and Remedies of Assignor with respect to any breach of the representations, warranties and covenants set forth in any of the Transaction Documents, and (iv) the proceeds thereof (the Transaction Documents and the Rights and Remedies are collectively referred to herein as, the "Collateral").

        3.    Right and Remedies Generally.    Prior to the occurrence of a breach or default of any of the agreements, covenants and obligations of Assignor under the Loan Agreement or any other Loan Document (a "Default"), Assignor will enforce all of its Rights and Remedies diligently and in good faith and will give Lender written notice of any intention to assert any of its Rights and Remedies and keep Lender informed of the status of any proceeding concerning such Rights and Remedies. Effective from and after the occurrence of a Default, Assignor hereby irrevocably authorizes and empowers Lender, in Lender's sole discretion, to assert as Lender may deem proper, either directly or on behalf of Assignor, any of the Rights and Remedies which Assignor may from time to time have under the Transaction Documents, and to receive and collect all damages, awards and other monies resulting therefrom and to apply the same on account of any of the Obligations.

        4.    Termination.    This Assignment shall continue in effect until all of the Obligations have been paid in full and the Loan Agreement has been terminated in accordance with the terms thereof, at which time Lender shall release to the Assignor Lender's interests in the Transaction Documents and the Rights and Remedies and the other rights assigned to Lender hereby.

        5.    Further Assurances.    At any time or from time to time, upon Lender's written request, Assignor will execute and deliver to Lender such further documents and do such other acts and things as Lender may request in order to further effect the purposes of this Assignment or any schedule, amendment or supplement hereto, or a financing or continuation statement with respect hereto, in accordance with the laws of any applicable jurisdictions. Assignor hereby authorizes Lender to effect any such filing or recording statements (or amendments thereto) without the signature of Assignor, and Lender's costs and expenses with respect thereto shall be part of the Obligations and shall be payable by Assignor on demand.

        6.    Transaction Documents.    Concurrent herewith, Assignor is delivering to Lender possession of the original Transaction Documents, together with any and all amendments thereto, as in effect on the date hereof, including Intercompany Note and Professional Corporation Security Agreement (as each such term is defined on Exhibit A hereto), duly endorsed to Lender pursuant to an allonge in form and substance satisfactory to Lender, to hold in accordance with the terms of the Loan Agreement until the Loan Agreement is terminated in accordance with its terms.

        7.    Attorney-in-Fact.    Assignor hereby irrevocably makes, constitutes, and appoints Lender (and Lender's officers, employees, or agents) as Assignor's true and lawful agent and attorney-in-fact for the purposes of enabling Lender or its agent(s) after the occurrence of a Default to (a) assert such Rights and Remedies and to collect such damages, awards and other monies and to apply them in the manner set forth hereinabove, and (b) to sign the name of Assignor on any documents which need to be executed, recorded, or filed, and to do any and all things necessary in the name and on behalf of Assignor in order to protect Lender's interests in the Transaction Documents. Assignor agrees that neither Lender, nor any of its designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 7, other than as a result of its or their gross negligence or wilful misconduct. The power of attorney granted under this Section 7 is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full, the Loan Agreement and the other Loan Documents terminated, and Assignor's duties under this Assignment have been discharged in full. Assignor will not assign, pledge or otherwise encumber any of its rights, title or interest under, in or to the Transaction Document or Transaction Documents except for the assignment to Lender and its successors or assigns as set forth herein.

        8.    Modification of Rights and Remedies.    Assignor shall keep Lender informed of all circumstances bearing upon the Rights and Remedies and shall immediately provide Lender with copies of any notices delivered to Assignor in connection with the Transaction Documents. Assignor shall also provide Lender with a copy of any notice sent by Assignor in connection with the Transaction Documents, concurrently with the sending of any such notice. Assignor shall not waive, amend, alter or modify any of the Rights and Remedies in any material respect without the prior written consent of Lender. Assignor shall not, without Lender's prior written consent, amend, alter, modify or terminate any of the Transaction Documents, or waive any of the provisions thereof, or do or permit any act in contravention thereof.

        9.    Assignor to Remain Liable.    Notwithstanding the foregoing, Assignor expressly acknowledges and agrees that it shall remain liable under the Transaction Documents to observe and perform all of the conditions and obligations in the Transaction Documents which Assignor is bound to observe and perform, and that neither this Assignment, nor any action taken pursuant hereto, shall cause Lender to be under any obligation or liability in any respect whatsoever to observe or perform any of the representations, warranties, conditions, covenants, agreements or terms of the Transaction Documents.

        10.    Counterparts; Effectiveness.    This Assignment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same agreement. This Assignment shall become effective upon the execution of a counterpart of this Assignment by each of the parties hereto.

        11.    Notices.    All notices, requests and other communications to any party hereunder shall be sent in accordance with Section 14.1 of the Loan Agreement.

        12.    Modifications and Amendments.    This Assignment shall not be changed orally but shall be changed only by agreement in writing signed by Assignor and Lender. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Assignment.

        13.    Severability.    If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Assignment shall not be affected thereby, and this Assignment shall be liberally construed so as to carry out the intent of the parties to it.

        14.    Governing Law; Successors and Assigns; Entire Agreement.    This Assignment (a) shall be construed in accordance with and governed by the internal laws of the State of California, without regard to principles of conflicts of laws; (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and (c) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

        15.    Waiver of Jury Trial; Consent to Jurisdiction.    EACH PARTY HERETO WAIVES ALL RIGHTS TO A TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF CALIFORNIA AND OF THE FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CITY OF LOS ANGELES, CALIFORNIA IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ANY SUCH LITIGATION, EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE ON SUCH PARTY BY CERTIFIED U.S. FIRST CLASS MAIL, AND OTHERWISE IN ACCORDANCE WITH APPLICABLE LAWS, POSTAGE PREPAID, ADDRESSED TO THE PARTY AT THE ADDRESS SPECIFIED IN SECTION 14.1 OF THE LOAN AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO OBTAIN THE ADVICE OF EXPERIENCED COUNSEL OF ITS OWN CHOOSING IN CONNECTION WITH THE NEGOTIATION AND EXECUTION OF THIS AGREEMENT AND TO OBTAIN ADVICE OF SUCH COUNSEL WITH RESPECT TO ALL MATTERS CONTAINED HEREIN, INCLUDING ANY PROVISIONS REGARDING WAIVER OF TRIAL BY JURY.

[Signature Pages Follow]

        EXECUTED as of the date first above written.

ASSIGNOR:
PINNACLE HEALTH RESOURCES
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

LENDER:
RESIDENTIAL FUNDING CORPORATION
By:	/s/ ANGELA D. BROWN
Name:	Angela D. Brown

Title:	Sr. Vice President

CONSENT TO ASSIGNMENT

        Each of the undersigned acknowledges the terms of the above Assignment, consents to the assignment by Assignor to Lender of the transaction documents identified in Exhibit A to the Assignment (the "Transaction Documents") which it is a party, and agrees to recognize Lender as Assignor's assignee under the Transaction Documents. Each of the undersigned hereby represents and warrants to Lender that (i) it has no knowledge of any fact or circumstance which would or could have a material adverse effect on the rights granted to Lender in the Transaction Documents, (ii) each of the Transaction Documents complies with all applicable laws and regulations, (iii) each of the Transaction Documents is in full force and effect, and all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct, and (iv) there are no defenses, offsets or counterclaims to enforcement of the Transaction Documents.

ACKNOWLEDGED AND CONSENTED TO
THIS            DAY OF SEPTEMBER, 2004:

APAC MEDICAL GROUP, INC., a California professional corporation
STARCARE MEDICAL GROUP, INC., a California professional corporation
By:	/s/ JACOB Y. TERNER, M.D.
Name:	Jacob Y. Terner, M.D.

Title:	Chief Executive Officer

EXHIBIT A

TRANSANCTION DOCUMENTS

(i)
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources Inc. and APAC Medical Group, Inc. dba Gateway Physicians Medical Associates, Inc. (Amendment to Management Agreement effective as of February 1, 2004 between Pinnacle Health Resources and APAC Medical Group, Inc.);

(ii)
Security Agreement effective as of February 1, 2004 between Pinnacle Health Resources and APAC Medical Group, Inc.;

(iii)
Management Agreement dated as of January 1, 2003 between Pinnacle Health Resources and StarCare Medical Group, Inc. dba Gateway Medical Group, Inc.;

(iv)
Amendment to Management Agreement, effective as of February 1, 2004 to that certain Management Agreement made and entered into as of January 1, 2003 between Pinnacle Health Resources and StarCare Medical Group, Inc. dba Gateway Medical Group, Inc.

(v)
Security Agreement effective as of February 1, 2004 between Pinnacle Health Resources and StarCare Medical Group, Inc. dba Gateway Medical Group, Inc.;

(vi)
Omnibus Amendment to Asset Purchase Agreement and Other Documents Delivered in Connection with The Transactions Described Therein dated as of April 15, 2004 among StarCare Medical Group, Inc. d/b/a Gateway Medical Group, Inc., Pinnacle Health Resources, APAC Medical Group, Inc., Prospect Medical Group, Inc., Prospect Professional Medical Group, Inc., Prospect NWOC Medical Group, Inc., Primary and Multi-Specialty Clinics of Anaheim, Inc., and the Shareholders of Primary and Multi-Specialty Clinics of Anaheim, Inc.;

(vii)
Omnibus Amendment to Security Agreements dated as of September 27, 2004, among Prospect Medical Systems, Inc., Sierra Medical Management, Inc., Pinnacle Health Resources, Prospect Medical Group, Inc., Santa/Ana Tustin Physicians Group, Inc., Sierra Primary Care Medical Group, A Medical Corporation, Pegasus Medical Group, Inc., Antelope Valley Medical Associates, Inc., Prospect Health Source Medical Group, Inc., Prospect Professional Care Medical Group, Inc., Prospect NWOC Medical Group, Inc., APAC Medical Group, Inc., StarCare Medical Group Inc., and Nuestra Familia Medical Group.;

(viii)
Subordinated Intercompany Note, dated as of September 27, 2004, by each of Prospect Medical Holdings, Inc., a Delaware corporation, Prospect Medical Systems, Inc., a Delaware corporation, Sierra Medical Management, Inc., a Delaware corporation, Pinnacle Health Resources, a California corporation, Prospect Medical Group, Inc., a California professional corporation, Sierra Primary Care Medical Group, a Medical Corporation, a California professional corporation, Santa Ana/Tustin Physicians Group, Inc., a California professional corporation, Pegasus Medical Group, Inc., a California professional corporation, Antelope Valley Medical Associates, Inc., a California professional corporation, Nuestra Familia Medical Group, Inc., a California professional corporation, Prospect Health Source Medical Group, Inc., a California professional corporation, Prospect Professional Care Medical Group, Inc., a California professional corporation, Prospect NWOC Medical Group, Inc., a California professional corporation, APAC Medical Group, Inc., a California professional corporation, and StarCare Medical Group, Inc., a California professional corporation, in favor of Pinnacle Health Resources Inc. and other parties named as payees thereunder.

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  Exhibit 10.217
COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS
CONSENT TO ASSIGNMENT
EXHIBIT A TRANSANCTION DOCUMENTS